UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     December 1, 2009

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-12781	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)

(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Information.  This report and the exhibits hereto contain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934).  Such statements are inherently subject to risks and uncertainties.  Further, forward-looking statements are intended to speak only as of the date on which they are made.  Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “estimate,” “plan” and “project” and their derivatives, and include but are not limited to statements about the company’s future operations, production levels, sales, SG&A or other expenses, margins, gross profit, operating income, earnings or other performance measures.  Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions.  Decreases in these economic indicators could have a negative effect on the company’s business and prospects.  Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. Changes in consumer tastes or preferences toward products not produced by the company could erode demand for the company’s products.  Strengthening of the U.S. dollar against other currencies could make the company’s products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on the company’s sales in the U.S. of products produced in those countries.  Also, economic and political instability in international areas could affect the company’s operations or sources of goods in those areas, as well as demand for the company’s products in international markets. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management.  Other factors that could affect the matters discussed in forward-looking statements are included in the company’s periodic reports filed with the Securities and Exchange Commission, including the “Risk Factors” section in the company’s most recent annual report of Form 10-K filed with the Securities and Exchange Commission on July 16, 2009 for the fiscal year ended May 3, 2009.

Item 2.02 – Results of Operations and Financial Condition

On December 1, 2009, the company issued a news release to announce its financial results for the second quarter ended November 1, 2009.  The news release is attached hereto as Exhibit 99(a).

Also on December 1, 2009, the company released a Financial Information Release containing additional financial information and disclosures about the company’s second quarter ended November 1, 2009.  The Financial Information Release is attached hereto as Exhibit 99(b).

The news release and Financial Information Release contain disclosures about free cash flow, a non-GAAP liquidity measure that the company defines as net cash provided by operating activities, less cash capital expenditures and capital lease expenditures, plus any proceeds from sales of fixed assets, and the effects of exchange rate changes on cash and cash equivalents.  Management believes the disclosure of free cash flow provides useful information to investors because it measures our available cash flow for potential debt repayment, stock repurchases and additions to cash and cash equivalents.  We note, however, that not all of the company’s free cash flow is available for discretionary spending, as we have mandatory debt payments and other cash requirements that must be deducted from our cash available for future use.  In operating our business, management uses free cash flow to make decisions about what commitments of cash to make for operations, such as capital expenditures (and financing arrangements for these expenditures), purchases of inventory or supplies, SG&A expenditure levels, compensation, and other commitments of cash, while still allowing for adequate cash to meet known future commitments for cash, such as debt repayment.  Also, free cash flow is used by the company as a financial goal for purposes of determining management incentive bonuses.

The news release and Financial Information Release contain adjusted income statement information, which reconciles reported and projected income statement information with adjusted results, on a pre-tax basis, which exclude restructuring and related charges.  This information constitutes a non-GAAP performance measure.  The company has included this adjusted information in order to show operational performance excluding the effects of restructuring and related charges that occur on an irregular basis.  We have presented pre-tax results because the company’s income tax provisions and percentages have been volatile and unpredictable in recent periods.  Management believes these presentations aid in the comparison of financial results among comparable financial periods.  We note, however, that the usefulness of earnings before income taxes and excluding restructuring and related charges is limited in that these performance measures do not necessarily indicate the likely future financial results of the company and that the excluded income tax and restructuring charges can and do relate to liabilities or charges that reflect reductions in income, future expenditures, or lower values for our assets and business.  Adjusted income statement information is used by management to make operational decisions about our business and to evaluate the financial success of the company or its individual segments, especially when comparing results among various periods, is used in certain financial covenants in our loan agreements, and is used by the company as financial goals for purposes of determining management incentive bonuses.

The news release and Financial Information Release contain disclosures about return on capital, both for the entire company and for individual business segments.  We define return on capital as operating income (on an annualized basis if at a point other than the end of the fiscal year) divided by average capital employed.  Operating income excludes restructuring and related charges, and average capital employed is calculated over rolling two – five fiscal periods, depending on which quarter is being presented.  Details of these calculations and a reconciliation to information from our GAAP financial statements is set forth in the Financial Information Release.  We believe return on capital is an accepted measure of earnings efficiency in relation to capital employed, but it is a non-GAAP performance measure that is not defined or calculated in the same manner by all companies.  This measure should not be considered in isolation or as an alternative to net income or other performance measures, but we believe it provides useful information to investors by comparing the operating income we produce to the asset base used to generate that income.  Also, annualized operating income does not necessarily indicate results that would be expected for the full fiscal year.  We note that, particularly for return on capital measured at the segment level, not all assets are allocated to our operating segments, and there are assets held at the corporate (unallocated) level that may provide support to a segment’s operations and yet are not included in the asset base used to calculate that segment’s return on capital.  Thus, the average return on capital for the company’s segments will generally be higher than the company’s overall return on capital.  Management uses return on capital to evaluate the company’s earnings efficiency and the relative performance of its segments, and return on capital is also used as a financial goal for purposes of determining certain management incentive compensation awards.

Item 9.01 (d) -- Exhibits

99(a) News Release dated December 1, 2009

99(b) Financial Information Release dated December 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

	By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

	By:	/s/ Thomas B. Gallagher, Jr.
Corporate Controller
(principal accounting officer)

Dated: December 1, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit

99(a)	News Release dated December 1, 2009
99(b)	Financial Information Release dated December 1, 2009